Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between Manhattan Pharmaceuticals, Inc., a Delaware corporation having a place of business at 810 Seventh Avenue, 4th Floor, New York, New York 10019 (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company is offering (the “Offering”) to a limited number of “accredited investors,” as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) of the Securities Act of 1933, as amended (the “Securities Act”), units of its securities each consisting of one share (each, a “Share” and collectively, the “Shares”) of its common stock, par value $0.001 per share (“Common Stock”) and a warrant (each a “Warrant,” and collectively, the “Warrants” and together with the Shares, the “Securities”) to purchase 35% of a share of Common Stock (the “Warrant Shares”) on terms and conditions described in this Agreement;

WHEREAS, the Offering is contingent upon the Company making sales of a number of Securities which would provide the Company with aggregate gross proceeds of at least $2,000,000 (the “Minimum Offering”), and the Company will sell a maximum number of Securities which would result in aggregate gross proceeds of $7,500,000 (the “Maximum Offering”), although the Company, in its discretion, may increase the Maximum Offering by an additional $2,500,000 to cover over-allotments (the “Over-Allotment”);

WHEREAS, Paramount BioCapital, Inc., is acting as exclusive placement agent (the “Placement Agent”) for the Offering; and

WHEREAS, on the terms and conditions hereinafter set forth, the Subscriber desires to purchase from the Company, and the Company desires to sell to the Subscriber, a number of Shares and Warrants.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.	PURCHASE AND SALE OF SECURITIES.

1.1  Offering. The Company is offering to a limited number of persons who qualify as “accredited investors” as defined by Rule 501(a) of Regulation D, the Securities on terms and conditions described in this Agreement. The Minimum Offering will be offered on an “all or none, best efforts” basis. The Maximum Offering and the Over-Allotment, if exercised, will be offered on a “best efforts” basis. The Subscriber understands, however, that this purchase of the Securities is contingent upon the Company making aggregate sales of Securities equal to or exceeding the Minimum Offering. The Securities are being offered in units, with each unit consisting of one Share and a Warrant to purchase 35% of one Share (rounded down to the nearest whole share), at a purchase price per unit equal to the lesser of (i) $0.84 and (ii) the average closing sale price of the Common Stock as reported on the American Stock Exchange during the five business days immediately preceding the Closing Date, rounded to the nearest cent (the “Market Price”). Each Warrant shall be exercisable during the period commencing on the six month anniversary of the Closing Date and ending on the five-year anniversary of the Closing Date. The Warrant shall be exercisable at a price per Warrant Share equal to 110% of the Market Price, but in no event less than the last closing sale price of the Common Stock on the trading day immediately preceding the Closing. Further, in the event that the closing sale price of the Common Stock for any 30 consecutive trading days is at least 300% of the Warrant exercise price, the Company shall be entitled to redeem not less than all of the Warrants at a per Warrant redemption price of $0.01, by providing 30 business days’ written notice to the holder. In the event that the Company decides to redeem the Warrants pursuant to this Section 1.1, such holders may exercise this Warrant during such 30-day period. The Warrant shall be in substantially the form attached as an exhibit to the Memorandum (as defined below).

1.2  Closing. At each closing (each a “Closing,” and the date thereof, the “Closing Date”), provided the Company has received subscriptions and proceeds for the amount of the Minimum Offering, the Company shall issue and sell to the Subscriber and the Subscriber shall purchase from the Company, (a) a number of Shares resulting from dividing the Subscriber’s “Aggregate Purchase Price” set forth on the signature page hereof (and as further described below) by the Market Price (rounded down to the nearest whole Share) and (b) Warrants to purchase a number of Warrant Shares equal to 35% of the Shares purchased by the Subscriber; provided, however, that the Company and Placement Agent may, in their sole discretion, accept a lesser amount of Aggregate Purchase Price from the Subscriber.

1.3  Closing Mechanics. The Closing shall be held at a date and time designated by the Company and the Placement Agent prior to 11:59 p.m., New York City time, on February 28, 2007 (subject to extension at the discretion of the Company and the Placement Agent without notice to the Subscriber of up to 60 days), which date shall be no later than five (5) Business Days (as defined in Article 5) after satisfaction or waiver of the closing conditions set forth in Article 4 hereof. The Closing shall occur at the offices of the Placement Agent, located at 787 Seventh Avenue, New York, New York 10019. Upon satisfaction or waiver of all conditions to the Closing, the Placement Agent and the Company shall instruct US Bank Trust National Association, as escrow agent (the “Escrow Agent”), to release the proceeds of the Offering to the Company, less fees and expenses due to the Placement Agent. Interest, if any, that has accrued with respect to the Aggregate Purchase Price while in escrow shall also be distributed to the Company at the Closing and the Subscriber will have no right to such interest, even if there is no Closing.

1.4  Payment of Aggregate Purchase Price. Upon, or prior to, the execution of this Agreement by the Subscriber, the Subscriber shall deposit the amount of readily available funds equal to the Aggregate Purchase Price, as set forth on the signature page hereof, in a segregated escrow account with the Escrow Agent by check or wire transfer of immediately available funds pursuant to the instructions provided below. Subject to the terms and conditions of this Agreement (including, without limitation, the Company’s and the Placement Agent’s option, each at its sole discretion, to refuse to accept subscriptions, in whole or in part, from any Subscriber), the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares and Warrants, as determined in accordance with Section 1.2 above, and the Company agrees to sell such number of Shares and Warrants as accepted by the Company and the Placement Agent.

US Bank Trust National Association
ABA Routing Number: 091 000 022
US Bank and Trust Corp. Account Number: 180121167365
For: Manhattan/Paramount BioCapital
SEI Number: 108950000
Reference: [Investor Name]
Attn: Andrea Friesen
Tel: 651-495-3725
Fax: 651-495-8087

The Subscriber must complete and return a duly executed, unaltered copy of this Agreement (including the completed Confidential Investor Questionnaire included in Article 7 hereof (the “Confidential Investor Questionnaire”)) to the Placement Agent at the Placement Agent’s address indicated in the Memorandum (as defined below) on or before the date indicated to the Subscriber by the Placement Agent to be eligible to participate in the Offering. The Company and the Placement Agent retain complete discretion to accept or reject any subscription unless and until the Company executes a counterpart to this Agreement that includes such Subscriber’s signature.

1.5  Delivery of Certificates. The Company shall deliver, or cause to be delivered, the certificates representing the Securities purchased by the Subscriber hereunder as soon as practical after the Closing to the Subscriber’s residential or business address indicated on the signature page hereto.

2.	REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER.

The Subscriber hereby represents and warrants to the Company as of the date hereof and the Closing Date as follows:

2.1 The Subscriber understands, acknowledges and agrees that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Subscriber may not be able to liquidate its investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, the Subscriber could sustain the loss of its entire investment; and (v) since the Company has been a publicly-traded company, the Company has not paid any dividends on its Common Stock and does not anticipate the payment of dividends in the foreseeable future.

2.2 The Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in the Confidential Investor Questionnaire, which are true and correct as of the date hereof and shall be true and correct as of the Closing Date, and that the Subscriber is able to bear the economic risk of an investment in the Company. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

2.3  The Subscriber understands, acknowledges and agrees that: (i) the Subscriber is knowledgeable, sophisticated and has experience in making, and is qualified to make, decisions with respect to investments representing an investment decision like that involved in the purchase of the Securities and has prior investment experience; (ii) the investment in the Securities is of a highly speculative nature and involves a significant degree of risk, that the market price of the Common Stock has been and continues to be volatile and that Subscriber has carefully evaluated the risks of an investment in the Securities; and (iii) the Subscriber is able to bear the economic risk of an investment in the Securities and the potential loss of such investment, which risk the Subscriber hereby assumes.

2.4  The Subscriber has received and carefully reviewed this Agreement, the Company’s Confidential Offering Memorandum dated February 12, 2007 (together with all exhibits, appendices, supplements or amendments thereto, the “Memorandum”), including the following documents filed by the Company with the Securities and Exchange Commission (the “SEC”, and such documents, the “SEC Filings”) and included as exhibits to the Memorandum: Form 10-KSB for the year ended December 31, 2005; Definitive Proxy Statement on Schedule 14-A filed on November 17, 2006; Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2006 (as amended), June 30, 2006 and September 30, 2006; and Current Reports on Form 8-K filed on August 14, 2006, January 12, 2007 and February 5, 2007. The Subscriber further represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, its investment advisor, attorney and/or accountant has requested or desired to know or which is otherwise relevant to an investment decision, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber or its advisors or agents has requested.

2.5 (a) The Subscriber has relied solely upon the information provided by the Company in making the decision to invest in the Securities. The Subscriber is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement. In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (whether oral or written) from the Company, or any agent, employee or Affiliate of the Company other than as set forth in the Memorandum, in this Agreement or resulting from the results of the Subscriber’s own independent investigation. The Subscriber understands and acknowledges that nothing in this Agreement, the Memorandum or any other materials provided to the Subscriber in connection with the subscription for the Securities or sale of the Securities constitutes investment, tax or legal advice. To the extent deemed necessary or advisable by the Subscriber in its sole discretion, the Subscriber has retained, at its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

(b) No Securities were offered or sold to the Subscriber by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

2.6 The Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors, has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby.

2.7 The Subscriber understands, acknowledges and agrees that the Offering has not been reviewed, recommended or endorsed by the SEC or any state securities regulatory authority or other governmental body or agency, since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D. The Subscriber shall not sell or otherwise transfer the Securities unless such transfer is registered under the Securities Act or unless an exemption from such registration is available. The Subscriber understands that if required by the laws or regulations or any applicable jurisdictions, the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration of exemption therefrom.

2.8 The Subscriber understands, acknowledges and agrees that the Securities have not been registered under the Securities Act in reliance upon a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Subscriber’s investment intention and the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, acknowledgments and covenants of Subscriber set forth herein. In this connection, the Subscriber hereby represents that the representations, warranties, acknowledgments and covenants of Subscriber set forth herein are true and correct, Subscriber will comply with the covenants set forth herein, and the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other Person (as defined in Article 5). The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Securities. The Subscriber has no current plans to effect a “change of control” of the Company, as such term is understood in Rule 13d of the Exchange Act.

2.9 The Subscriber understands that the Securities will not be registered or available for sale in the public markets except as specifically provided herein, and Rule 144 promulgated under the Securities Act (“Rule 144”) requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering (and a two-year holding period for unlimited sales by non-Affiliates of the Company) without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Securities under the Securities Act or any state securities or “blue sky” laws or assist the Subscriber in obtaining an exemption from various registration requirements, other than as set forth in Article 5 herein.

2.10 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities substantially as set forth below, that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

2.11 The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable in order to establish or verify the Subscriber’s representations contained herein.

2.12 The address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

2.13 The Subscriber has full power and authority (corporate or otherwise) to execute, deliver, and perform this Agreement and to purchase the Securities and has taken all action necessary to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

2.14 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (a) it is authorized and qualified to become an investor in the Company and the Person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

2.15 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by NASD Rule 3050, receipt of which must be acknowledged by such firm in Section 7.4 below in accordance with such rules.

2.16 The Subscriber understands, acknowledges and agrees that this subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in each of their sole and absolute discretion, at any time before any Closing Date notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription. The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions to the same account from which the funds were drawn, including any customer account maintained by the Subscriber with the Placement Agent.

2.17 The Subscriber understands, acknowledges and agrees with the Company that except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one Person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such Person and its heirs, executors, administrators, successors, legal representatives and permitted assigns.

2.18  The Subscriber understands, acknowledges and agrees with the Company that, the Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D, and/or the provisions of Regulation S which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber.

2.19  The Subscriber understands, acknowledges and agrees that there can be no assurance that the Subscriber will be able to sell or dispose of the Securities. It is understood than in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, in addition to any other restrictions on transfer set forth herein or in the Warrants, the Company may, at a minimum, require any transferee to fulfill the Subscriber suitability requirements thereunder and make the representations, warranties and covenants of Subscriber hereunder.

2.20  The Subscriber represents and warrants since the date that the Subscriber was first contacted with respect to the Offering (the “First Date”) the Subscriber has not, directly or indirectly, through related parties, Affiliates or otherwise, sold “short” or “short against the box” (as such terms are generally understood), and until the transactions contemplated by this Agreement are publicly announced, will not sell “short” or “short against the box” any equity security of the Company or take any action with respect to any equity security of the Company which would violate the Securities Act or the rules and regulations promulgated thereunder.

2.21 The Subscriber understands, acknowledges and agrees that the existence of and information contained in this Agreement, the Memorandum or otherwise made available to the Subscriber by the Company (collectively, the “Confidential Information”) is to be used solely for the purpose of evaluating a possible investment in the Securities and is confidential and non-public and agrees that all such Confidential Information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with evaluating a possible investment in the Securities) nor disclosed to any third party for any reason and in any manner, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such Confidential Information that (i) is part of the public knowledge or literature and readily accessible at the date hereof (except as a result of a breach of this provision by any party) or (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision by any party).

2.22 If the Subscriber is purchasing the Securities in a fiduciary capacity for another Person, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and all other subscription documents, and such other Person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and correct copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

2.23  No authorization, approval, consent or license of any Person is required to be obtained for the purchase of the Securities by the Subscriber, other than as have been obtained and are in full force and effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

2.24  The Subscriber understands, acknowledges and agrees that the representations, warranties and agreements of the Subscriber contained herein (including the Confidential Investor Questionnaire), in the Registration Questionnaire attached hereto as Appendix A (the “Registration Questionnaire”) and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct on the date hereof and as of the Closing Date as if made on and as of such date (except for representations, warranties and agreements as of a specific date, which shall be true and correct as of such date) and shall survive the execution and delivery of this Agreement and the purchase of the Securities. The Subscriber agrees that the Placement Agent shall be entitled to rely on the representations, warranties and agreements of the Subscriber contained herein as if such representations, warranties and agreements were made or provided directly to the Placement Agent.

2.25  The Subscriber hereby covenants with the Company not to make any sale of the Securities under the Registration Statement without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and further agrees to comply with reasonable requests of the Company or its transfer agent to provide additional information and representations concerning such sale.

2.26  (a) The Subscriber agrees, acknowledges and understands that the Placement Agent is acting as placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity, including, but not limited to, by: (i) placement fees in cash equal to up to seven percent (7%) of the proceeds received by the Company at the Closing; and (ii) warrants (the “Placement Warrants”) to purchase a number of shares of Common Stock (the “Placement Warrant Shares”) equal to five percent (5%) of the number of Shares actually sold by the Company in connection with the Offering (not including shares of Common Stock issuable upon exercise or conversion of warrants or other securities for which no cash consideration was received upon issuance); and (iv) reimbursement of its reasonable, documented expenses (including reasonable legal fees) incurred in connection with the Offering (which reimbursement shall not exceed $50,000). The Placement Warrants shall have an exercise price per share equal to 110% of the Purchase Price per share and will be in substantially the same form as the Warrants issued to the Subscriber, except the Placement Warrants will also provide for cashless exercise. The Subscriber shall not be entitled to reimbursement of any expenses incurred by the Subscriber in connection with the Offering. The Placement Agent will receive the commissions and Placement Warrants discussed above on all subsequent investments in Company securities made by investors introduced to the Company by the Placement Agent in connection with this Offering for a period of twelve (12) months from the Final Closing Date.

(b) The Subscriber agrees, acknowledges and understands that the Placement Agent may engage other Persons, selected by it in its discretion, who are members of the NASD or who are located outside the United States, to assist the Placement Agent in connection with this Offering.

3.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants to the Subscriber as of the date this Agreement is accepted by the Company hereof and, if later, the Closing Date that:

3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), properties, assets, liabilities, or results of operations of that entity individually or of the Company and its Subsidiaries (as defined below) as a whole (a “Material Adverse Effect”). For purposes of this Section, “Subsidiary” means any corporation, partnership, limited liability company, association, or other business entity in which the Company owns or controls, directly or indirectly, any interest, including, without limitation, any joint venture, partnership, or similar arrangement.

3.2 Capitalization. The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 10,000,000 shares of preferred stock. As of January 31, 2007, there were 60,147,814 shares of Common Stock issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable, and no shares of preferred stock outstanding. In addition, as of such date, there are 13,839,895 shares of Common Stock reserved for issuance pursuant to outstanding options and warrants. All of the securities issued by the Company have been issued in accordance with all applicable federal and state securities laws. Other than as set forth above, there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except as set forth in the Memorandum, there are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any Person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Company’s Certificate of Incorporation as in effect on the date hereof (the “Certificate of Incorporation”) or the Company’s By-laws, as in effect on the date hereof (the “By-laws”) or by agreement or otherwise. Except as set forth in the Memorandum, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement. The Company has made available to the Placement Agent true, correct and complete copies of the Company’s Certificate of Incorporation and By-laws.

3.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Shares, when issued and fully paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, full paid and non-assessable. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

3.4 No Conflict; Governmental Consents.

(a) Except as would not reasonably be expected to have a Material Adverse Effect, the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Certificate of Incorporation or By-Laws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) Other than the approval of the American Stock Exchange, no consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.

3.5 Licenses. Except as otherwise set forth in the Memorandum or as would not reasonably be expected to have a Material Adverse Effect, the Company has sufficient licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith.

3.6 Litigation. There is no pending, or to the Company’s knowledge, threatened legal or governmental proceedings against the Company which (i) adversely questions the validity of this Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate.

3.7 Investment Company The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

3.8 Financial Statements. The financial statements of the Company included in the SEC Filings (as amended) (the “Financial Statements”) fairly present in all material respects the financial condition and position of the Company at the dates and for the periods indicated; and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the most recent balance sheet included as part of the Financial Statements and except as disclosed in the SEC Filings, there has not been: (i) any change in the business, conditions (financial or otherwise), properties, assets, liabilities, or results of operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (ii) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect, except for the expenses incurred in connection with the transactions contemplated by this Agreement.

3.9 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; (b) liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; (c) those that have otherwise arisen in the ordinary course of business; and (d) those that would not reasonably be expected to have a Material Adverse Effect. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

3.10 Obligations to Related Parties. Except as disclosed in the Memorandum, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, (c) standard indemnification provisions in the certificate of incorporation and by-laws, and (d) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

3.11 Employee Relations; Employee Benefit Plans. The Company is not a party to any collective bargaining agreement or union contract. The Company believes that its relations with its employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, “employee benefit plans”, as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees.

3.12 Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

3.13 Tax Status. The Company (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

3.14 Proprietary Rights. The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trade names, corporate names, copyrights, trade secrets, licenses, inventions, formulations, technology and know-how and other intangible property used in the conduct of its business as described in the Memorandum (the “Proprietary Rights”). The Company has not received any notice of, and there are no facts known to the Company that reasonably indicate the existence of (i) any infringement or misappropriation by any third party of any of the Proprietary Rights or (ii) any claim by a third party contesting the validity of any of the Proprietary Rights. The Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any Proprietary Rights of third parties

3.15 Absence of Certain Changes. Except as set forth in the Memorandum, since the date of the Memorandum, there has been no material adverse change in the business, operations, conditions (financial or otherwise), prospects, assets or results of operations of the Company or any of its Subsidiaries.

3.16 Disclosure. The information set forth in the Memorandum as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

4.	CONDITIONS TO OBLIGATIONS OF EACH PARTY.

4.1  Conditions to Obligations of the Company. The Company’s obligation to complete the sale and issuance of the Securities and deliver the Securities to the Subscriber at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Subscriber in Article 2 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Subscriber on or prior to such sale and issuance shall have been performed or complied with in all material respects.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)  No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e)  Payment of Consideration. The Company shall have received the full amount of the Aggregate Purchase Price for the Units being purchased hereunder at the Closing.

(f)  Questionnaires. The Subscriber shall have completed, executed and delivered to the Company the Confidential Investor Questionnaire and the Registration Questionnaire, which questionnaires shall be true and correct as of the Closing and shall be satisfactory to the Placement Agent and the Company, each in their sole discretion.

(g)  Minimum Offering. The Company shall have received duly executed subscriptions and corresponding readily available funds shall have been deposited into the Escrow Account from Subscribers equal to or in excess of the Minimum Offering.

(h)  AMEX Listing. The American Stock Exchange shall have approved the Shares and Warrant Shares for listing on such exchange.

4.2 The Subscriber’s obligation to purchase the Securities at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Article 3 hereof shall be true and correct when made, and shall be true and correct on and as of the Closing Date (except for any representation or warranty that speaks as of a specific date, which shall be true and correct as of such date).

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)  No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting the issuance and sale of the Securities or requiring any consent or approval of any Person which shall not have been obtained to issue or sell the Securities, or in either case to otherwise consummate the transactions contemplated hereby (except as otherwise provided in this Agreement).

(e)  Minimum Offering. The Company shall have received duly executed subscriptions and corresponding readily available funds in the Escrow Account from Subscribers equal to or in excess of the Minimum Offering Amount.

(f)  AMEX Listing. The American Stock Exchange shall have approved the Shares and Warrant Shares for listing on such exchange.

(g)  Legal Opinion. The Subscribers shall have received an opinion of counsel to the Company (which the Placement Agent may be permitted to rely on as if it were addressed to it) substantially in the form attached hereto as Appendix B.

5.	REGISTRATION RIGHTS.

5.1 As used in this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

(b) “Business Day” shall mean a day Monday through Friday on which banks are generally open for business in New York, New York and on which the SEC is open.

(c) “Holders” shall mean the Subscribers and any Person holding Registrable Securities or any Person to whom the rights under this Article 5 have been transferred in accordance with Section 5.9 hereof.

(d) “Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(e) The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(f) “Registrable Securities” shall mean the Shares, the Warrant Shares and the Placement Warrant Shares and any shares of Common Stock issued as a dividend or distribution with respect to or in replacement of the Common Stock issued, directly or indirectly, in connection with this Offering; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act.

(g)  “Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

(h)  “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and, except to the extent set forth in the definition of Registration Expenses, all fees and expenses of legal counsel for any Holder.

(i)  “Subsidiary” shall mean, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person.

5.2 Subject to the terms, conditions and limitations set forth herein, the Company will use its reasonable best efforts to file a registration statement with the SEC on the appropriate form (the “Initial Registration Statement”) on or before the later of (A) forty-five (45) days following the final Closing Date, or (B) ten (10) days following the date on which the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 is required to be filed with the SEC (the “Filing Deadline”), to allow the resale of the Registrable Securities under the Securities Act, and use its reasonable best efforts to have such Initial Registration Statement declared effective by the SEC on or before the date which is seventy-five (75) days after the Filing Deadline (the “Registration Effective Date”); provided, however, in the event the Filing Deadline or Registration Effective Date do not fall on a Business Day, then the Filing Deadline or Registration Effective Date shall be deemed to be the next Business Day thereafter. Notwithstanding the foregoing, in the event the SEC informs the Company that all of the Shares and Warrant Shares cannot, as a result of the application of Rule 415 under the Securities Act, be registered for resale on a single Registration Statement, the Company agrees to (i) promptly inform each of the holders thereof and use its best efforts to file amendments to the Initial Registration Statement as required by the SEC or to promptly withdraw the Initial Registration Statement and to file a registration statement covering the maximum number of Shares and Warrant Shares permitted to be registered by the SEC on Form S-3 or such other form available to register for resale the Shares and the Warrant Shares (the “Additional Registration Statement”) and (ii) in the event the Company files an Additional Registration Statement, to file with the SEC as promptly as allowed one or more registration statements on Form S-3 or such other form available to register for resale those Shares and Warrant Shares that were not registered for resale on the Additional Registration Statement (the “Remainder Registration Statements,” and collectively with the Initial Registration Statement and Additional Registration Statement, the “Registration Statements” and each, a “Registration Statement”). The Company shall cause such Registration Statements to remain effective (the “Registration Period”) until the earlier of (i) the date on which such Registrable Securities are eligible for resale under Rule 144(k) of the Securities Act; or (ii) such time as all Securities held by the Subscriber and registered under the Registration Statements have been sold. To the extent permissible, such Registration Statements also shall include, or subsequently be amended to include, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. In the event (x) the Company has not filed the Initial Registration Statements by the Filing Deadline, or (y) the Initial Registration Statement has not been declared effective by the Registration Effective Date, then in either case the Company shall make compensatory payments to the Holder in an amount equal to one percent (1%) of the Aggregate Purchase Price paid by the Subscriber for each monthly period (or prorated portion thereof) in which the Company is in default of its obligations under the first sentence of this Section 5.2. Notwithstanding anything to the contrary contained herein, in no event shall the amount of compensatory payments payable by the Company pursuant to this Section 5.2 exceed ten percent (10%) of the Aggregate Purchase Price paid by each Subscriber.

5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders.

5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a) use reasonable best efforts to keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective until the termination of the Registration Period;

(b) advise the Holders as soon as practicable:

(i) when any Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to the Registration Statements or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statements or the initiation of any proceedings for such purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the making of any changes in the Registration Statements or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading (which notice will be accompanied by an instruction to suspend the use of the prospectus until such changes have been made);

(c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

(d) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statements and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto.

(e) prior to any public offering of Registrable Securities pursuant to the Registration Statements, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statements in the sole discretion of the Company;

(f) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the applicable Registration Statements or a supplement to the related prospectus, or file any other required document so that, as thereafter promptly delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(g) use reasonable best efforts to comply with all applicable rules and regulations of the SEC, and use commercially reasonable efforts to make generally available to its security holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of each Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (h) of this Section 5.4, that the Holder shall furnish to the Company such information regarding itself, the Securities to be sold by the Holder and the intended method of disposition of such Securities as shall be required to effect the registration of the Securities, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statements.

5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statements, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, or any rule or regulation promulgated under the Securities Act, or the Exchange Act, and will reimburse each Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of, relates to or is based upon: (i) any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such Registration Statement, prospectus or offering circular; or (ii) the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities. Notwithstanding the foregoing, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates primarily to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time any Registration Statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 promulgated under the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling Person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished by the Holder to the Person or entity asserting the loss, liability, claim, damage or at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim, damage or action.

(b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular. Notwithstanding the foregoing, in no event shall a Holder be liable for any such claims, losses, damages or liabilities in excess of the net proceeds received by such Holder in the offering, except in the event of fraud or intentional misrepresentation by such Holder.

(c) Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.6(d) was based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above in this Section 5.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5.6(d) hereof. The parties agree that it would not be just and equitable if contributions pursuant to this Section 5.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations as set forth in this Section 5.6. Notwithstanding the provisions of this Section 5.6(d), in no event shall a Holder be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.7 (a) Each Holder agrees that, upon receipt of any notice from the Company of (i) the need for an amendment or supplement to the Registration Statement or the prospectus forming a part thereof, (ii) that the Board of Directors has determined in good faith that offers and sales pursuant to the prospectus forming part of a Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in a Registration Statement would be premature or would have a Material Adverse Effect or (iii) in connection with a primary underwritten offering of equity securities of the Company, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement contemplated by Section 5.2 until its receipt of copies of the supplemented or amended prospectus from the Company or confirmation of the filing of such report with the SEC by the Company, any such prospectus to be forwarded promptly to the Holder by the Company, and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, that the Company, may suspend the disposition of Registrable Securities pursuant to the Registration Statements pursuant to clause (ii) above not more than one time (not to exceed 30 days) during any three month period, nor more than two times (not to exceed 30 days each) in any twelve-month period.

(b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 5, including the information required by the Registration Questionnaire attached hereto as Appendix A.

(c) Each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied.

(d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statements described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

5.9 The right to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, but only if: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice of the proposed transfer to the Company including the name and address of such transferee and a copy of the transfer documents and agreements; (iii) such transferee agrees in writing with the Company to be bound by and comply with the terms and provisions of this Agreement; (iv) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D; and (v) such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, the Company may impose stop transfer orders with respect to any such transfer or attempted transfer, and any such transfer or attempted transfer shall be null and void.

5.10 The Company shall use reasonable best efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed.

5.11 With the written consent of the Company and the Holders holding at least two-thirds of the Registrable Securities that are then outstanding, any provision of this Article 5 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the Holders, if any, who have not previously received notice thereof or consented thereto in writing.

5.12 The legend set forth in Section 2.10 above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”), if (i) such Securities are registered for resale under the Securities Act, (ii) such Securities are sold or transferred pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company) or Rule 144A, or (iii) such Securities are eligible for sale under Rule 144(k). If any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Warrant Shares may be sold under Rule 144(k), then such Warrant Shares shall be issued free of all legends. Following the effective date of the applicable Registration Statement covering the resale of Securities, or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Subscriber to the Company or the Transfer Agent (with notice to the Company) of (i) a legended certificate representing such Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) or (ii) an exercise notice in the manner stated in the Warrants to effect the exercise of such Warrant in accordance with its terms, deliver or cause to be delivered to such Subscriber a certificate representing such Securities that is free from all restrictive and other legends.

6.	MISCELLANEOUS.

6.1 The Company reserves the right to reject the subscription made hereby in its sole discretion. Unless terminated earlier in the Placement Agent’s or the Company’s sole discretion, the Offering will expire on February 28, 2007, (as such date may be extended by agreement of the Placement and the Company in their sole discretion without notice to the Subscribers for an additional 60 days (the “Termination Date”), if the conditions to closing set forth in Article 4 have not been satisfied or waived by such time.

6.2 The Company’s agreement with each Subscriber is a separate agreement and each sale of the Securities to each Subscriber is a separate sale.

6.3 All notices, requests and other communications under this Agreement shall be in writing, and shall be sufficiently given if delivered to the addressees in person or by recognized overnight courier, mailed by certified or registered mail, return receipt requested, or by facsimile or e-mail transmission, as follows:

If to the Company:     Manhattan Pharmaceuticals, Inc.
810 Seventh Avenue, 4th Floor
New York, NY 10019
Facsimile: (212) 582-3957
Attn: Chief Financial Officer
Email: mgmcguinness@manhattanpharma.com

With a copy to:           Maslon Edelman Borman & Brand, LLP
3300 Wells Fargo Center
90 South 7th Street
Minneapolis, Minnesota 55402
Facsimile: (612) 642-8343
Attn: Christopher J. Melsha, Esq.
Email: chris.melsha@maslon.com

If to a Subscriber, at such address as such Subscriber shall have provided in writing to the Company or such other addresses as such Subscriber furnishes by notice given in accordance with this Section 6.3 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

6.4 Except as provided in Section 5.11 above, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.5 Subject to the provisions of Section 5.9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.6 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Securities as herein provided; subject, however, to the right hereby reserved to the Company to reject this subscription in accordance with Section 2.16, enter into the same agreements with other subscribers and to add and/or delete other Persons as subscribers.

6.7 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York without regard to principles of conflicts of law.

6.8 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.9 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.10 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.11 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.12 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law or court order and to satisfy its obligations under Article 5.

6.13 The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement (other than the Placement Agent). The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such Person (other than the Placement Agent) acting on behalf of the Subscriber hereunder.

6.14 This Agreement (including all exhibits, schedules and amendments hereto) (i) constitutes the entire Agreement and understandings of the parties hereto and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof and (ii) is not intended to confer upon any other Person other than the parties hereto any rights or remedies hereunder (except for the holders of Registrable Securities as set forth in Article 5).

7.	CONFIDENTIAL INVESTOR QUESTIONNAIRE.

7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law or as necessary for inclusion in the Registration Statement. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B___
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C___	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D___
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F___
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.(describe entity)

Category G___
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

Category H___
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2 SUITABILITY (please answer each question)

(a)  For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)  For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please state whether you have you participated in other private placements before:

YES_______   NO_______

(d) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:
	Public	Private	Public or Private
	Companies	Companies	Biopharmaceutical Companies

Frequently
Occasionally
Never

 (e)  For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______   NO_______

(f)  For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______   NO_______

(g)  For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______   NO_______

(h)  For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______   NO_______

(i)  For all Subscribers, do you understand that there is no guarantee of financial return on this investment, that an investment in the Securities is highly speculative and risky and that you run the risk of losing your entire investment?

YES_______   NO_______

(j)  For all Subscribers, will you have sufficient readily available cash to fund your obligation to purchase Securities at the Closing pursuant to your subscription if and when the Closing occurs?

YES_______   NO_______

7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)   Individual Ownership
(b)   Community Property
(c)   Joint Tenant with Right of
Survivorship (both parties
must sign)
(d)   Partnership*
(e)   Tenants in Common
(f)    Corporation*
(g)   Trust*
(h)   Limited Liability Company*
(i)    Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________  No __________

If Yes, please describe:
_________________________________________________________
_________________________________________________________
_________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by NASD Rule 3050.

Name of NASD Member Firm

By:

Authorized Officer

Date:

7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article 7 and such answers have been provided under the assumption that the Company will rely on them.

Signature:

(If purchased jointly)

Print Name:

(If purchased jointly)

Date:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES TO FOLLOW]

[Subscriber Signature Page]

Aggregate Purchase Price: $_________________ / Market Price =  _________ Shares
_________Warrant
                     Shares

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone--Business

Telephone-Residence	Telephone--Residence

Facsimile-Business	Facsimile--Business

Facsimile-Residence	Facsimile—Residence

Email Address	Email Address

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:    __________________ , 2007

INVESTORS:	PLEASE COMPLETE THE REGISTRATION QUESTIONNAIRE ATTACHED HERETO AS APPENDIX A.

[Company Signature Page]

This Subscription Agreement is agreed to and accepted by the Company as of _____________, 2007.

MANHATTAN PHARMACEUTICALS, INC.

By:
Name:
Title:

CERTIFICATE OF SIGNATORY

(To be completed if Securities are
being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of _________________, 2007.

(Signature)

APPENDIX A

Manhattan Pharmaceuticals, Inc.

REGISTRATION QUESTIONNAIRE
FOR
SELLING STOCKHOLDERS

Name: ________________________________
(Please Print)

This questionnaire is intended to provide information for a registration statement (the “Registration Statement”) to be filed by Manhattan Pharmaceuticals, Inc. (the “Company”) covering the resale of the Shares and Warrant Shares acquired by you as contemplated by the accompanying Subscription Agreement. Please complete (attaching separate sheets if additional space is needed), date and sign this questionnaire and return it together with your completed subscription agreement.

PLEASE ANSWER EVERY QUESTION. If a question is inapplicable to you, please so state by inserting “N/A.” If you are in doubt whether a particular question requires an affirmative response from you, please furnish full particulars so that those persons responsible for preparing the Registration Statement and Prospectus can determine whether any disclosure based on your answer is required. Information requested in this questionnaire is as of the date you complete the questionnaire, unless otherwise indicated. Your furnishing such information does not necessarily mean that such information will be disclosed.

DEFINITIONS

Your answers to this questionnaire should be made upon the basis of the following definitions of terms used in this questionnaire:

The term “beneficial owner” of a security includes any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or direct the voting of, such security or (2) investment power, which includes the power to dispose or direct the disposition of such security. A Person may be regarded as having voting power of a security which is owned (i) by his spouse or minor children or by any of his relatives or his spouse’s relatives who share the same home with him, (ii) a partnership of which he is a partner or (iii) a corporation of which he is a substantial shareholder. A Person is also deemed to be the beneficial owner of shares which that Person has the right to acquire within 60 days, including but not limited to any right to acquire through the exercise of an option, through conversion of a security, pursuant to the power to revoke a trust or pursuant to the automatic termination of a trust. Please also disclose any other rights, which you have to acquire securities of the Company on or before June 30, 2007.

The term “material,” when used to qualify a requirement for the furnishings of information as to any subject, limits the information required to those matters about which the average prudent investor should reasonably be informed before buying or selling the securities of the Company. If you are in doubt as to the materiality of certain information, you should relate sufficient facts to enable the Company and its advisors to reach a conclusion as to its materiality.

The term “Person” means any person, individual, corporation, limited liability company, partnership, trust or other governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise.

QUESTIONS

QUESTION 1:

State your present position or positions with the Company (if any), including membership on any audit, personnel, compensation or similar committee or committees; any positions with the Company held by you during the previous three years; and any positions with the Company to which you have been elected or appointed but the duties of which you have not yet assumed. For each position, list the term or expected term of office.

ANSWER:

QUESTION 2:

Other than Shares and Warrant Shares that you will acquire in connection with the Offering, provide below information regarding the equity securities of the Company of which you are the “beneficial owner.” Please refer to the definition of “beneficial owner,” above. Under the column “Nature of Ownership,” please indicate amounts of securities for which you have (a) sole voting power, (b) shared voting power, (c) sole investment power, or (d) shared investment power. If your response covers any securities included because you have the right to acquire them on or before June 30, 2007, please separately indicate the amount of such securities. Also, if you hold more than 5% of the Company’s securities pursuant to a voting trust or similar agreement, please separately state the amount of such securities held or to be held pursuant to the trust or agreement, the duration of the agreement and the names and addresses of the voting trustees, outlining briefly their voting rights and other powers under the trust or agreement.

ANSWER (attach additional pages if necessary):

Number of	Nature of
Shares	Ownership	Title of Securities

QUESTION 3:

If you plan to offer your shares of Common Stock through the selling efforts of brokers or dealers, describe the terms (and attach copies) of any agreement, arrangement, or understanding entered into with broker(s) or dealer(s), including volume limitations on sales, parties to the agreement and the conditions under which the agreement may be terminated. If known, identify the broker(s) or dealer(s), which will participate in the offering and state the amount to be offered through each.

ANSWER:

QUESTION 4:

Describe below any information known to you, and if none state “none,” pertaining to underwriting compensation and arrangements or any dealings between any underwriter or related person, member of the NASD or a person associated with a member of the NASD, and the Company or any controlling stockholder thereof since January 1, 2005.

ANSWER:

QUESTION 5:

State below whether you or any of your associates are a member of NASD, a controlling shareholder of a member, a person associated or affiliated with a member or an underwriter or related person with respect to the proposed offering. If you responded “yes,” describe such relationship:

ANSWER:

QUESTION 6:

Are you a broker-dealer?

ANSWER:  Yes ______ No______

QUESTION 7:

If you are not a broker-dealer, are you affiliated with a broker-dealer?

ANSWER:  Yes ______ No______

QUESTION 8:

If you are a broker-dealer or are affiliated with a broker-dealer, did you purchase the securities in the ordinary course of business?

ANSWER:  Yes ______ No______

QUESTION 9:

If you are a broker-dealer or are affiliated with a broker-dealer, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities at the time that you purchased the securities?

ANSWER:  Yes ______ No______

Please note that the SEC takes the position that if you are a broker-dealer, you are to be identified in the Registration Statement as an underwriter. In the “Plan of Distribution,” the Registration Statement will provide substantially as follows:

“The selling stockholders and any broker-dealers, agents or underwriters that participate with the selling stockholders in the distribution of the issued and outstanding shares of common stock or the shares of stock issuable upon exercise of warrants may be deemed to be “underwriters” within the meaning of the Securities Act, in which event any commissions received by these broker-dealers, agents or underwriters and any profits realized by the selling stockholders on the resales of the securities may be deemed to be underwriting commissions or discounts under the Securities Act. Selling stockholders who are broker-dealers are deemed to be underwriters. If any selling stockholders are deemed to be underwriters, the selling stockholders may be subject to certain statutory and regulatory liabilities, including liabilities imposed pursuant to Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act.”

QUESTION 10:

Are their specific individuals who have voting or investment control over the securities? If you are an entity, you must answer “yes” to this question and identify such individual(s) by name below.

ANSWER:  Yes ______ No______

If you answered “yes”, please list the names of such individuals:

The answers to the foregoing questions are true and correct to the best of the undersigned’s knowledge, information and belief. The undersigned agrees to promptly notify the Company in writing in care of the Chief Financial Officer of (a) any transfer by you of your Shares or Warrants, (b) sales of common stock of the Company (giving the number of shares sold and the name of the broker-dealer used) and (c) any other changes in the answers to this questionnaire that should be made as a result of any material development occurring subsequent to the date hereof.

Dated: ___________, 2007.

Signature

Appendix B

Form of Legal Opinion

1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and to own its property as now conducted and owned.

2. The Company has full power and authority, and all requisite corporate action on the part of the Company has been taken, which is necessary for (a) the authorization, execution and delivery of the Transaction Documents and (b) the performance of all obligations of the Company under the Transaction Documents.

3. The Transaction Documents have been duly authorized, executed and delivered on behalf of the Company and constitute the valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

4. The Securities to be sold by the Company pursuant to the Subscription Agreements, when issued and delivered in accordance with the provisions of the Subscription Agreements, including payment by the investors therefor, will be duly authorized, validly issued, fully paid and nonassessable and, to our knowledge, none of them will have been issued in violation of any preemptive right or any similar right. Upon delivery of and payment for the Securities in accordance with the Subscription Agreements, each Purchaser will receive good title to the Securities purchased by it, free and clear of all encumbrances and restrictions, other than restrictions on transfer imposed by applicable securities laws.

5. The Warrant Shares have been duly authorized and reserved for issuance and, when issued and delivered upon exercise of the Warrants in accordance with the terms thereof, will be duly authorized, validly issued, fully paid and nonassessable and, to our knowledge, none of them will have been issued in violation of any preemptive right or any similar right. Upon delivery of and payment for the Warrant Shares in accordance with the terms of the Warrants, each recipient of the respective Warrant Shares will receive good title to such shares, free and clear of all encumbrances and restrictions, other than restrictions on transfer imposed by applicable securities laws.

6. The Placement Warrant Shares (as defined in the Agency Agreement) have been duly authorized and reserved for issuance and, when issued and delivered upon exercise of the Placement Warrants (as defined in the Agency Agreement), will be duly authorized, validly issued, fully paid and nonassessable and, to our knowledge, none of them will have been issued in violation of any preemptive right or any similar right. Upon delivery of and payment for the Placement Warrant Shares in accordance with the Placement Warrants, each recipient of the respective securities will receive good title to such shares, free and clear of all encumbrances and restrictions, other than restrictions on transfer imposed by applicable securities laws.

7. The execution, delivery and performance by the Company of the Subscription Agreements and the offer, issuance and sale of the Securities and the Placement Warrants require no consent of, action by or in respect of, or filing with, any person, court, governmental body, agency, or official, other than filings (if any) required to be made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws.

B-1

8. Subject to the Agent’s compliance with applicable securities laws and to the accuracy of the representations and warranties of each Purchaser made in such purchaser’s Subscription Agreement, the offer, issuance, sale and delivery of the Shares and the Placement Warrants under the circumstances contemplated by the Transaction Documents constitute exempt transactions under Rule 506 of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and do not require registration under the Securities Act.

9. The execution, delivery and performance of the Subscription Agreements by the Company and the issuance and sale of the Securities and Placement Warrants will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (1) any statute, rule, regulation or, to our knowledge, order of any governmental agency or body of any court, domestic or foreign, having jurisdiction over the Company, or (2) the Certificate of Incorporation or By-Laws of the Company.

10. Except as described in the Subscription Agreements or Memorandum, to our knowledge, there are no legal or governmental proceedings pending or threatened to which the Company is a party or to which the property of the Company is subject, which singly or in the aggregate could have a material adverse effect on the Company’s results of operations or condition (financial or otherwise).

B-2